SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                           --------------------------

                        PURSUANT TO SECTION 13 OR 15 (d)
                                     OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                           --------------------------

      Date of Report (Date of earliest event reported): September 25, 1996

                              FLORES & RUCKS, INC.
             (Exact name of registrant as specified in its charter)

              Delaware                              0-25058                       72-1277752
    (State or Other Jurisdiction               (Commission File                  (IRS Employer
          of incorporation)                         Number)                   Identification No.)


                        8440 Jefferson Highway, Suite 420
                          Baton Rouge, Louisiana 70809
                              (Address of principal
                     executive offices, including zip code)


                                 (504) 927-1450
              (Registrant's telephone number, including area code)

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

         See Item 5.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

          On July 10, 1996, Flores & Rucks, Inc. a Delaware corporation (the "Company") entered into a Purchase and Sale Agreement with Mobil Oil Exploration & Producing Southeast Inc. ("Mobil") to acquire (the "Central Gulf Acquisition") interests in certain oil and gas producing fields and related production facilities primarily situated in the shallow waters of the Central Gulf of Mexico, offshore Louisiana. The closing of the Central Gulf Acquisition occurred on September 26, 1996, and the Company acquired 11 properties (the "Central Gulf Properties") for a gross purchase price of $118.8 million (subject to reduction by $4 million if certain preferential purchase rights of third parties on interests in two of the properties are exercised). The purchase price was determined based upon the Company's estimates of the oil and gas reserves underlying the Central Gulf Properties, and through negotiations between the Company and Mobil. Subject to assignment of the applicable operating agreements, the Company anticipates that it will become the operator of approximately 75% of the properties. As of June 30, 1996, the Central Gulf Properties had estimated proved reserves of approximately 13.8 MMBbls of oil and 50.8 Bcf of natural gas, or an aggregate of approximately 22.3 MMBOE, with a Present Value of Future Net Revenues of approximately $147.0 million and a Standardized Measure of
Discounted Future Net Cash Flows of approximately $113.4 million. For the six months ended June 30, 1996, estimated average net daily production on the Central Gulf Properties was approximately 4,800 Bbls of oil and 27,500 Mcf of natural gas from approximately 125 producing wells on 87,514 gross (49,248 net) acres. Pro forma for the Central Gulf Acquisition, the Company's average daily production is expected to increase by approximately 30%, and its proved reserve mix is expected to shift to approximately 76% oil and 24% gas from the current mix of 83% oil and 17% gas.

         The Company funded the Central Gulf Acquisition with a portion of the proceeds of its sale of $160,000,000 principal amount of 9 3/4% Senior
Subordinated Notes Due 2006 (the "Notes Offering"). The closing of the Notes Offering occurred concurrently with the closing of the Central Gulf Acquisition.

ITEM 5.  OTHER EVENTS

         (i) On September 25, 1996, William W. Rucks, IV, a member of the Board of Directors of the Company, and formerly Vice Chairman of the Board of Directors and President of the Company, sold 1,550,000 shares of the common stock, par value $0.01 of the Company ("Common Stock") in an underwritten public offering (the "Common Stock Offering").

         In addition, pursuant to an Option Agreement dated August 11, 1996, Mr. Rucks and the Rucks Family Limited Partnership, a Texas limited partnership of which Mr. Rucks is a general partner (the "Rucks Partnership"), granted James C. Flores, Chairman of the Board of Directors and Chief Executive Officer of the Company, an option (the "Option") effective September 25, 1996 to purchase 1,600,000 shares (the "Option Shares") of Common Stock. The term of the Option is two years, and may be extended for an additional year (the "Extension Period") upon payment of an extension fee of $1,000,000. In connection with the grant of the Option, Mr. Rucks and the Rucks Partnership also granted Mr. Flores an irrevocable proxy (the "Proxy") to vote the Option Shares for the term of the Option. Each of the Option and the Proxy is filed as an exhibit to this Form 8-K and is incorporated herein by reference. The exercise price of the Option is initially $30 per share, increasing to $35 per share after one year and increasing to $37.63 per share during the Extension Period. The Option is exercisable in minimum increments of 300,000 shares during the initial term but must be exercised in full for any remaining Option Shares if exercised during the Extension Period.

          In connection with the Common Stock Offering and the Option, Mr. Rucks resigned as President and Vice Chairman of the Board of Directors of the Company, though he remains a member of the Board of Directors.

          Immediately prior to the consummation of the Common Stock Offering and the granting of the Option and the Proxy, Mr. Flores and Mr. Rucks beneficially owned approximately 3,585,751 and 3,513,158 shares of Common Stock, respectively, or approximately 18.3% and 17.9%, respectively, of the outstanding Common Stock. As of September 25, 1996 and upon consummation of the Common Stock Offering, Mr. Flores beneficially owned approximately 5,185,751 shares of Common Stock (incuding the Option Shares) or approximately 26.4% of the outstanding Common Stock, and Mr. Rucks beneficially owned approximately 363,158 shares of Common Stock (excluding the Option Shares), or approximately 1.9% of the outstanding Common Stock. On October 8, 1996, the underwriters for the Common Stock Offering exercised their over-allotment option for 130,500 shares of Common Stock. Accordingly, Mr. Rucks will beneficially own approximately 232,658 shares of Common Stock (excluding the Option Shares), or approximtely 1.2% of the outstanding Common Stock.

         (ii) After soliciting and receiving the necessary consents of the holders of the Company's 13 1/2% Senior Notes Due 2004 (the "Senior Notes"), the Company and the other parties to the Indenture governing the Senior Notes (the "Senior Notes Indenture") executed a First Supplemental Indenture, dated as of September 19, 1996, amending the terms of the Senior Notes Indenture. The primary effect of the First Supplemental Indenture was to amend the "Permitted Indebtedness" definition related to the Company's revolving credit facility to allow borrowings thereunder to increase in proportion to increases in the Company's asset base in order to enhance its ongoing financial and operating flexibility.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (A)   FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

          The Statements of Combined Oil and Gas Revenues and Direct Operating Expenses of the Central Gulf Properties for the years ended December 31, 1995, 1994 and 1993, and for the six months ended June 30,1996 (unaudited), together with the Notes thereto, are incorporated herein by reference to the Company's Registration Statement on Form S-3 (Registration No. 333-10365).

         (B)   PRO FORMA FINANCIAL INFORMATION.

          The Company's Unaudited Pro Forma Balance Sheet as of June 30, 1996, and Unaudited Pro Forma Statements of Operations for the year ended December 31, 1995 and for the six months ended June 30, 1996, together with the Notes thereto, are incorporated herein by reference to the Company's Registration Statement on Form S-3 (Registration No. 33-10365).

         (C)   EXHIBITS.

               2.1  Purchase and Sale  Agreement,  dated July 10, 1996,  between
                    the  Company  and  Mobil  Oil   Exploration   &  Producing
                    Southeast Inc. (incorporated by reference to Exhibit 10.1 to the Company's Registration Statement on Form S-3, Registration No. 333-10365).

               *2.2 First  Amendment  to  Purchase  and  Sale  Agreement,  dated
                    September 26, 1996, between the Company and Mobil Oil Exploration & Producing Southeast Inc.

               *4.1 First  Supplemental  Indenture,  dated as of  September  19,
                    1996, among the Company, the Subsidiary Guarantors named therein, and Fleet National Bank, trustee.

               *23.1 Consent of Independent Auditors.

               *99.1 Option Agreement,  dated August 11, 1996, by and among
                     James C. Flores, Cherie Hair Flores and William W. Rucks, IV and Catherine May Rucks (both individually and as sole general partners of the Rucks Family Limited Partnership).

               *99.2 Irrevocable  Proxy,  dated  September  25, 1996, in favor of James C. Flores.

 ----------------
 * Filed herewith.
                                       -3-

                                    SIGNATURE


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:   October 10, 1996                 FLORES & RUCKS, INC.



                                         By:/s/ Robert K. Reeves
                                            -----------------------------
                                         Name:  Robert K. Reeves
                                         Title: Senior Vice President, General
                                                  Counsel and Secretary

                                                EXHIBIT  INDEX



     Exhibit
      Number                                          Description
      ------                                          -----------

         2.1        Purchase and Sale Agreement, dated July 10, 1996, between the Company and Mobil Oil
                    Exploration & Producing Southeast Inc. (incorporated by reference to Exhibit 10.1 to the
                    Company's Registration Statement on Form S-3, Registration No. 333-10365).
        *2.2        First Amendment to Purchase and Sale Agreement, dated September 26, 1996, between the
                    Company and Mobil Oil Exploration & Producing Southeast Inc.
        *4.1        First  Supplemental  Indenture,  dated as of  September  19,
                    1996,  among the Company,  the Subsidiary  Guarantors  named therein, and Fleet National Bank, trustee.
       *23.1        Consent of Independent Auditors.
       *99.1        Option Agreement,  dated August 11, 1996, by and among James
                    C. Flores,  Cherie Hair Flores and William W. Rucks,  IV and
                    Catherine May Rucks (both  individually  and as sole general partners of the Rucks Family Limited Partnership).
       *99.2        Irrevocable Proxy, dated September 25, 1996, in favor of James C. Flores.

---------------

*     Filed herewith.